Exhibit 10.2

EXECUTION COPY
AMENDMENT NO. 2 TO
CONTRIBUTION AGREEMENT
     THIS AMENDMENT NO. 2 TO CONTRIBUTION AGREEMENT (“Amendment”) is made as of the 20th day of February, 2008, between The Lexington Master Limited Partnership, a Delaware limited partnership (“LMLP”), and Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Partnership”).
RECITALS
     A. LMLP and the Partnership have previously entered into a certain Contribution Agreement, dated as of August 10, 2007, as amended by that certain Amendment No. 1 thereto, dated as of December 20, 2007 (as amended, the “Agreement”), having as the subject matter the contribution of property or properties and direct or indirect interests in owners of property or properties as set forth on Schedule 1 of the Agreement.
     B. Except as expressly provided herein, all capitalized terms shall have the same meanings as set forth in the Agreement.
     B. LMLP and the Partnership desire to modify and amend the Agreement pursuant to Section 6.3 of the Agreement.
     NOW THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1.1 Section 1.1. Section 1.1 is hereby amended by deleting the following defined terms:
“Eastgar” means Eastgar Associates Limited Partnership, a Connecticut limited partnership.
“Eastgar Consent” means the consent of two-thirds in interest of the limited partners of Eastgar to the contribution of the general partnership interest in Eastgar to the Partnership.
“Eastgar Partnership Agreement” means the limited partnership agreement of Eastgar, as the same may be amended from time to time.
     1.2 Section 1.1. Section 1.1 is hereby amended by adding the following defined terms:
“Honeywell Lease” means that certain Lease and Agreement, dated as of April 26, 1985, between Lexington Glendale LLC (as successor to GlenArrow Associates Limited Partnership by assignment) and Honeywell International Inc. (as successor to Sperry Corporation by assignment).

“Honeywell Property” means the property located at 19019 N. 59th Avenue, Glendale, Arizona.
“Baker Hughes Christensen Property” means the property located at 9110 Grogans Mill Road, The Woodlands, Texas.
“Raytheon Property” means the property located at 1200 Jupiter Road, Garland, Texas.
     1.3 Section 2.2. The second sentence of Section 2.2 is hereby amended by deleting it in its entirety and replacing it with the following:
The execution, delivery and performance by each LMLP Entity of this Agreement, as applicable, have been duly and validly approved by all necessary limited partnership and limited liability company action and no other actions or proceedings on the part of any LMLP Entity are necessary to authorize this Agreement or the transactions contemplated hereby and thereby.
     1.4 Section 2.5. The third sentence of Section 2.5 is hereby amended by deleting it in its entirety and replacing it with the following:
Subject to obtaining waivers of the ROFO/ROFR Rights, LMLP has the absolute right, power and capacity, to sell, assign, convey, transfer and deliver the Interests as contemplated by this Agreement, free and clear of any liens, claims or other encumbrances, other than the applicable Loan.
     1.5 Section 2.10. Section 2.10 is hereby amended by deleting it in its entirety.
     1.6 Section 3.1(c). Section 3.1(c) is hereby amended by deleting it in its entirety and replacing it with the following:
Leases. As of a Closing: with respect to such Contributed Asset, (i) the current Tenant Estoppel for the applicable Lease disclosing no matters reasonably objectionable to the Partnership and Inland, has been delivered to the Partnership and Inland; (ii) the current Ground Lease Estoppel for the applicable Ground Lease, if applicable, disclosing no matters reasonably objectionable to the Partnership and Inland, have been delivered to the Partnership and Inland; (iii) the consent of the ground lessor under the Ground Lease, if applicable and if required under the Ground Lease; (iv) the Leases and, if applicable, the Ground Leases shall be in full force and effect and no monetary or material nonmonetary default or claim by landlord or tenant shall have arisen under any Leases or, if applicable, the Ground Lease that was not specifically disclosed in writing to the Partnership and Inland; (v) no tenant at the applicable Property shall have initiated or had initiated against it any insolvency, bankruptcy, receivership or other similar proceeding; (iv) there shall not have been any amendment to the Lease or Ground Lease, as applicable, after the date hereof, unless consented to by the Partnership and Inland; and (vii) there shall not have occurred an event of any material damage or destruction to the applicable Property or any significant condemnation of the applicable Property which are not the obligation of the tenants thereof to repair and renders such Property unusable by the tenant thereof or gives the tenants thereof the right to terminate; provided that LMLP shall have the right to exercise the Owner’s rights under the Honeywell Lease with respect to the Released Option Parcel (as defined in the Honeywell Lease).
     1.7 Section 3.1(f). Section 3.1(f) is hereby amended by deleting it in its entirety.
     1.8 Article 7. Article 7 is hereby amended by adding the following sections:
Section 7.3. Honeywell Release Parcel. Notwithstanding anything to the contrary, the Real Property constituting the Honeywell Property shall not include the Released Parcel (as defined in the Honeywell Lease).
Section 7.4. Condition Precedent to Closing for Raytheon Property. Notwithstanding anything to the contrary, the obligation of each of the Partnership and LMLP to consummate a Closing with respect to the Interests related to the Raytheon Property is subject to the acquisition by NLSAF Garland L.P. of a 100% fee interest in the Raytheon Property.
     1.9 Schedule 1. Schedule 1 is hereby amended by deleting it in its entirety and replacing it with Schedule 1 hereto.
     1.10 Schedule 2. Schedule 2 is hereby amended by deleting it in its entirety and replacing it with Schedule 2 hereto.
     1.11 Schedule 2.5. Schedule 2.5 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.5 hereto.
     1.12 Schedule 2.8. Schedule 2.8 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.8 hereto.
     1.13 Schedule 4.2. Schedule 4.2 is hereby amended by deleting it in its entirety and replacing it with Schedule 4.2 hereto.
     1.14 No Further Amendment. Except as expressly provided for in this Amendment, the Agreement is in full force and effect and in accordance with its terms and is not further amended.
     1.15 Counterparts. This Amendment may be executed in multiple counterparts and by facsimile signatures, each of which shall be deemed to be an original, but all of which together, when fully executed shall constitute the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first above written.
THE LEXINGTON MASTER LIMITED
PARTNERSHIP, a Delaware limited Partnership
By: Lex GP-1 Trust, a Delaware statutory trust, its
general partner

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
NET LEASE STRATEGIC ASSETS FUND L.P., a
Delaware limited partnership

By:	LMLP GP, a Delaware limited partnership, its general partner

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
The undersigned LMLP Contribution Affiliates, severally and solely with respect to the Contributed Asset or Contributed Assets set forth opposite their respective name on Schedule 1 hereto, agree to contribute, directly or indirectly through LMLP, such Contributed Asset or Contributed Asset subject to and in accordance with the terms and conditions of the Agreement and this Amendment:
Lex-Property Holdings LLC

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President

Newkirk Sablemart L.P.

By:	Newkirk Sablemart GP LLC

By:	Lex-Property Holdings LLC

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
Chader Associates LLC

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
Newkirk MLP Unit LLC

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
Triple Net Investment Company LLC

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
Lexington Tennessee Holdings L.P.

By:	Lex GP-1 Trust, its general partner

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President

Lexington Realty Trust

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Executive Vice President
LSAC Operating Partnership L.P.

By:	LSAC General Partner LLC

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
Lexington Acquiport Company II, LLC

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President
Union Hills Associates

By:	Union Hills Associates II, its managing general partner

By:	Lexington Realty Trust, its managing general partner

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Executive Vice President
Lepercq Corporate Income Fund L.P.

By:	Lex GP-1 Trust, its general partner

By: Name:	/s/ Joseph S. Bonventre Joseph S. Bonventre
Title:	Senior Vice President

SCHEDULE 1

Property
		Net
		Prorations
		and
		Adjustments					LMLP
Primary		(See	Contribution			Contributed	Contribution			Property
Tenant	Address	Attached)	Value	Loans		Asset	Affiliate	Owner	GP Entity	Interest

Advance PCS, Inc.	2401 Cherahala Boulevard, Knoxville, Tennessee		$12,457,680		$5,022,910	100% membership interest in Lexington Knoxville Manager LLC	LMLP/Lexington Tennessee Holdings L.P.	Lexington Knoxville LLC	Lexington Knoxville Manager LLC	Fee interest

American Electric Power	420 Riverport Road, Kingport, Tennessee		$4,278,400		—	100% interest in Newkirk Elport GP LLC 99% limited partnership interest in Newkirk Elport L.P.	LMLP LMLP	Newkirk Elport L.P.	Newkirk Elport GP LLC	Fee interest

ASML Lithography Holding NV	8555 South River Parkway, Tempe, Arizona		$ ___	$	___	100% membership interest in Lexington Tempe Manager LLC and 100% limited partnership interest in Lexington Tempe L.P.	LMLP/Lexington Contributions Inc.	Lexington Tempe L.P.	Lexington Tempe Manager LLC	Leasehold interest

Property
Net
Prorations
and
		Adjustments						LMLP
Primary		(See	Contribution				Contributed	Contribution			Property
Tenant	Address	Attached)	Value		Loans		Asset	Affiliate	Owner	GP Entity	Interest

Baker Hughes, Inc.	2529 West Thorne Drive, Houston, Texas		$	___	$	___	100% membership interest in NLSAF BHI Train GP LLC (after transfer of general partner interest in Texan Training Limited Partnership from Lexington BHI Trust)) and 99.5% limited partnership interest in Texan Training Limited Partnership	LMLP/Lexington Realty Trust	Texan Training Limited Partnership	NLSAF BHI Train GP LLC (after transfer of general partner interest in Texan Training Limited Partnership from Lexington BHI Trust)	Fee interest

Dana Corporation	6938 Elm Valley Drive, Kalamazoo, Michigan		$	___	$	___	100% membership interest in Lexington Kalamazoo Manager LLC and 100% limited partnership interest in Lexington Kalamazoo L.P.	LMLP/Lepercq Corporate Income Fund L.P.	Lexington Kalamazoo L.P.	Lexington Kalamazoo Manager LLC	Fee interest

EDS Information Services, LLC (Electronic Data Systems Corporation)	3600 Army Post Road, Des Moines, Iowa			$39,770,514		$22,761,297	100% membership interest in Lexington TNI Des Moines Manager LLC and 100% limited partnership interest in Lexington TNI Des Moines L.P.	LMLP/Triple Net Investment Company LLC	Lexington TNI Des Moines L.P.	Lexington TNI Des Moines Manager LLC	Fee interest

Property
		Net
		Prorations
		and
		Adjustments						LMLP
Primary		(See	Contribution				Contributed	Contribution			Property
Tenant	Address	Attached)	Value		Loans		Asset	Affiliate	Owner	GP Entity	Interest

Entergy Services, Inc.	5201 W. Barraque Street, Pine Bluff, Arkansas			$3,460,000 —			100% interest in Newkirk Bluff GP LLC 99% limited partnership interest in Newkirk Bluff L.P.	Lex-Property Holdings LLC LMLP	Newkirk Bluff L.P.	Newkirk Bluff GP LLC	Fee interest

Honeywell, Inc.	19019 N. 59th Avenue, Glendale, Arizona		$	___	$	___	100% interest in Lexington Glendale Manager LLC	LMLP/Union Hills Associates	Lexington Glendale LLC	Lexington Glendale Manager LLC	Fee interest (excluding the Released Parcel)

Kelsey Hayes Company (TRW Automotive)	1200 & 12025 Tech Center Drive, Livonia, Michigan			$26,919,057		$10,467,458	100% interest in Lexington Livonia L.L.C.	LMLP/Lepercq Corporate Income Fund L.P.	Lexington Livonia L.L.C.	LMLP	Fee interest

Lithia Motors	101 Creger, Fort Collins, Colorado			$3,922,286		—	Fee title to Property	Newkirk Sablemart L.P.	Newkirk Sablemart L.P.	N/A	Fee interest

Owens Corning	590 Ecology Lane, Chester, South Carolina			$31,220,971		$13,055,864	100% interest in Lexington Chester Manager, LLC and 100% interest in Lexington Chester Industrial LLC	LMLP/Lexington Realty Trust	Lexington Chester Industrial LLC	Lexington Chester Manager LLC	Fee interest

Raytheon Company (to be acquired by LMLP)	1200 Jupiter Road, Garland, Texas		$	___		—	100% interest in NLSAF Garland GP LLC and 100% limited partnership interest in NLSAF Garland L.P. (both to be formed)	LMLP	NLSAF Garland L.P. (to be formed and acquire the fee interest)	NLSAC Garland GP LLC (to be formed)	Fee interest

Property
		Net
		Prorations
		and
		Adjustments				LMLP
Primary		(See	Contribution		Contributed	Contribution			Property
Tenant	Address	Attached)	Value	Loans	Asset	Affiliate	Owner	GP Entity	Interest

TI Group Automotive Systems, LLC (TI Automotive LTD)	359 Gateway Drive, Livonia, Georgia		$14,525,000	$9,715,415	100% membership interest in Lexington Livonia TI Manager LLC and 100% limited partnership interest in Lexington Livonia TI L.P.	LMLP/LSAC Operating Partnership L.P.	Lexington Livonia TI L.P.	Lexington Livonia TI Manager LLC	Leasehold interest

Unisource Worldwide, Inc.	109 Stevens Street, Jacksonville, Florida		$7,695,538	—	Fee interest	LMLP/Lepercq Corporate Income Fund II L.P.	NLSAF Jacksonville L.P.	NLSAF Jacksonville GP LLC	Fee interest

United Technologies Corp.	120 S.E. Parkway Drive, Franklin, Tennessee		$ ___	—	100% interest in Newkirk Syrcar GP LLC 99% limited partnership interest in Newkirk Syrcar L.P.	Lex-Property Holdings LLC LMLP	Newkirk Syrcar L.P.	Newkirk Syrcar GP LLC	Ground lease

Voicestream PCS II (T-Mobile USA, Inc.)	3265 East Goldstone Drive, Meridian, Idaho		$18,684,415	$10,033,141	100% membership interest in Acquiport Meridian Manager LLC	LMLP/Lexington Acquiport Company II, LLC	Acquiport Meridian LLC	Acquiport Meridian Manager LLC	Fee interest

Property
		Net
		Prorations
		and
		Adjustments				LMLP
Primary		(See	Contribution		Contributed	Contribution			Property
Tenant	Address	Attached)	Value	Loans	Asset	Affiliate	Owner	GP Entity	Interest

Voicestream PCS II (T-Mobile USA, Inc.)	3711 San Gabrial, Mission, Texas		$13,536,722	$6,251,476	100% membership interest in Lexington Mission Manager LLC and 99.5% limited partnership interest in Lexington Mission L.P.	LMLP/Triple Net Investment Company LLC	Lexington Mission L.P.	Lexington Mission Manager LLC	Fee interest

Wachovia Bank, N.A.	265 Lehigh Street, Allentown, Pennsylvania		$4,420,000	—	100% interest in Newkirk Croydon GP LLC 99% limited partnership interest in Newkirk Croydon L.P.	Lex-Property Holdings LLC LMLP	Newkirk Croydon L.P.	Newkirk Croydon GP LLC	Fee interest

SCHEDULE 2
Lease, dated as of September 27, 2000, between Texan Christensen Limited Partnership and Baker Hughes Incorporated, as amended
Lease Agreement, dated as of October 26, 2001, between Lexington Kalamazoo L.P. (as successor to Danacq Kalamazoo LLC by assignment) and Dana Corporation, as amended and assigned
Amended and Restated Sublease Agreement, dated January 15, 1985, between Newkirk Syrcar L.P. (as successor to Stemp Leasing Corp.) and Essex Group, Inc.,. as amended and assigned
Agreement of Sublease, dated as of October 1, 2004, between Lexington Livonia TI L.P. (as successor to TC Hart County, LLC by assignment) and TI Group Automotive Systems, LLC, as amended and assigned
Lease Agreement, dated as of December 15, 2003, between Acquiport Meridian LLC (as successor to HP Boise, LLC by assignment) and Voicestream PCS Holding, LLC, as amended and assigned
Lease Agreement, dated as of June 2, 2003, between Lexington Mission L.P. (as successor to CentraTek L.P. by assignment) and T-Mobile West Corporation, as amended and assigned
Honeywell Lease

SCHEDULE 2.5
ORGANIZATIONAL CHART
[Intentionally omitted from filing]

SCHEDULE 2.8
RENT ROLL
[Intentionally omitted from filing]

SCHEDULE 2.16
TENANT ESTOPPELS

AdvancePCS
American Electric
ASML
Baker Hughes-Training (W.Thorne)
Dana — Kalamazoo
EDS
Entergy-Pine Bluff
Honeywell
Lithia Motors
Owens Corning-Chester
Raytheon
TI Automotive
T-Mobile-Meridian
T-Mobile-Mission
TRW/Kelsey Hayes
Unisource
United Tech-Franklin
Wachovia

SCHEDULE 4.2
PERMITTED EXCEPTIONS
[Intentionally omitted from filing]